FIRST AMENDMENT

STATE OF GEORGIA
COUNTY OF DEKALB

   Amendment, made this 20th Day of May, 1996, by and between HALLWOOD 95, L.P., a Delaware Limited Partnership, hereinafter referred to as "Landlord", and US Franchise Systems, Inc., having an office at 13 Corporate Square, Suite 250, Atlanta, Georgia, hereinafter referred to as "Tenant".

                                  WITNESSETH

   WHEREAS, by lease dated September 25, 1995, Landlord leased to Tenant certain premises, more particularly described as Building 13, Suite 250, Corporate Square, Atlanta, Georgia 30329, and

   WHEREAS, Landlord and Tenant are desirous of further amending said Lease in the manner set forth below:

                                  EXPANSION

   Tenant agrees to expand its premises into approximately 1,644 rentable square feet as shown on Exhibit A attached hereto. The new total square footage shall be 10,083 rentable square feet which includes, 8,439 rentable square feet of existing space and 1,644 rentable square feet of expansion space.

   The commencement of said amendment shall be July 1, 1996 and shall continue through September 30, 2000. The rental schedule shall be the following:

      TERM                CURRENT RENT             EXPANSION RENT         COMBINED SPACE
                   (8,439 square feet)          (1,644 square feet)    (10,083 square feet)

07/01/96 -
09/30/96           $9,142.25 per month          $1,781.00 per month    $10,923.25 per month
10/01/96 -
09/30/97           $9,599.36 per month          $1,870.05 per month    $11,469.41 per month
10/01/97 -
09/30/98           $10,079.33 per month         $1,963.55 per month    $12,042.88 per month
10/01/98 -
09/30/99           $10,583.30 per month         $2,061.73 per month    $12,645.03 per month
10/01/99 -
09/30/2000         $11,112.47 per month         $2,164.82 per month    $13,277.29 per month

                                EFFECTIVE DATE

   This First Amendment to the Lease shall take effect as of July 1, 1996, and shall continue in effect for the duration of the said Amendment, that is to September 30, 2000.

                                GENERAL TERMS

   All the terms, covenants provisions and agreements of the said Lease dated September 25, 1995, and as amended herein, shall remain in full force and effect.

                             TENANT IMPROVEMENTS

   Landlord agrees to re-paint and install carpet in expansion space with building standard selections. Landlord also agrees to install ceiling tile, shelving 18" x 15'/7-high (using existing brackets), re-key and provide suite signage for expansion space.

                                  BROKERAGE

   Hallwood Management Company has acted for the Landlord in this transaction, and is to be paid a commission by the Landlord. Hallwood Management Company has acted as agent for the Tenant in this transaction.

IN WITNESS WHEREOF, each party has caused this Amendment to Lease to be executed by its duly authorized officer(s).

LANDLORD: HALLWOOD 95, L.P.,
           a Delaware General
           Partnership             TENANT: US FRANCHISE SYSTEMS, INC.

BY:     Hallwood Management
Company,
       as Agent                    BY:    /s/ Michael A. Leven
NAME:  Richard D. Stilovich        NAME:  Michael A. Leven
TITLE: Regional Director           TITLE: President & CEO
DATE:  5/24/96                     DATE:  5/22/96

                        [Technical Drawing: floor plan]

                               CORPORATE SQUARE
                            BUILDING 13, SUITE 220
                                1,644 SQ. FT.

TO:       ALL CORPORATE SQUARE TENANTS 13/250

FROM:     PROPERTY MANAGEMENT

SUBJECT:  UPDATED PROOF OF INSURANCE / EMERGENCY CONTACT LIST

DATE:     JANUARY 2, 1996

 =============================================================================

Hallwood Management Company is currently updating our Tenant files for 1996. To ensure that all Tenant files are correct and up to date, we are requesting the following:

1. All Corporate Square Tenants are to submit an updated proof of insurance form to the Hallwood Management Office by January 15, 1996. Please refer to your lease for guidance on what information the proof of insurance form should contain.

2. All Corporate Square Tenants are to complete the attached Tenant Contact/Emergency Notification forms. Please include area codes and any pager numbers.

We thank you in advance for your cooperation in this matter. If you have any questions, please contact the management Office at (404-321-6644). FAX-634-3296

                                                                   File Office
                                                                         Lease

               TENANT CONTACT AND EMERGENCY NOTIFICATION LISTINGS
                          CORPORATE SQUARE OFFICE PARK

Please complete the information requested below, sign and date the form, and return it to the Property Manager at the address listed below. This information is for emergency use only and will not be distributed to anyone other than qualified Hallwood Management Company and emergency personnel. This information is necessary to enable us to contact your designated representative in the event of after hour emergencies. The day time Tenant Contact Information will also help us to contact the proper personnel should we have any administrative, maintenance, or billing questions.

Thank you for your prompt assistance.

HALLWOOD MANAGEMENT COMPANY

                          TENANT CONTACT INFORMATION

TENANT: U. S. Franchise Systems, Inc.

BUILDING AND SUITE: 13 - Suite 250  PHONE NUMBER: 321-4045

OFFICE CONTACT: Shelley Shapiro  MAINTENANCE CONTACT: Geno Welch

MAILING ADDRESS (IF DIFFERENT THAN ABOVE):  __________________________________

 _____________________________________________________________________________

BILLING CONTACT NAME: David E. Shaw    TITLE: EVP - Admin

BILLING ADDRESS (IF DIFFERENT THAN ABOVE):  __________________________________

 _____________________________________________________________________________

____________________ PHONE NUMBER: ___________________________________________

                        EMERGENCY NOTIFICATION LISTING

TENANT     * Michael A. Leven         HOME PHONE   404-355-8920
OWNER(S)
           * Neal K. Aronson          HOME PHONE   404-812-3722
TENANT     * David E. Shaw            HOME PHONE   770-587-0403
MGR(s)
           _______________________    HOME PHONE    ________________________
OTHER      Shelley Shapiro            HOME PHONE   770-410-1173
           _______________________    HOME PHONE    ________________________

Signed and Approved by: /s/ David E. Shaw  Date: 1/5/96

*NOTE: ALL CONTACTS LISTED WITH AN ASTERISK WILL AUTOMATICALLY BE LISTED AS PERSONNEL AUTHORIZED FOR GRANTING PERMISSION TO HALLWOOD MANAGEMENT COMPANY PERSONNEL TO UNLOCK TENANT SPACE FOR TENANT EMPLOYEES. IF YOU DO NOT WISH THESE PERSONS TO BE AUTHORIZED FOR UNLOCKING APPROVAL, THEN PLEASE NOTE AT THE BOTTOM OF THE PAGE. IF YOU WISH TO AUTHORIZE ANY OTHER PERSONNEL FOR UNLOCKING APPROVAL, PLEASE ATTACH A LIST OF NAMES AND HOME PHONE NUMBERS.